UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 17, 2003
                                                  -----------------




                        BNP Residential Properties, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Maryland                              1-9496                    56-1574675
--------                              ------                    ----------
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
             ------------------------------------------------------
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100















                                                 Total number of pages:  6

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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Shareholder report, mailed November 17, 2003, announcing the results of operations and financial condition of BNP Residential Properties, Inc. for the three and nine months ended September 30, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition

       On November 17, 2003, BNP Residential Properties, Inc. issued a shareholder report announcing the results of operations and financial condition of the company as of and for the quarter and nine months ended September 30, 2003. A copy of this report is included as Exhibit 99.1 to this report.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BNP Residential Properties, Inc.
                                 (Registrant)



November 18, 2003                by:   /s/ Pamela B. Bruno
                                    ---------------------------------------
                                 Pamela B. Bruno
                                 Vice President, Controller and
                                 Chief Accounting Officer




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